UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

ZEO ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40927	98-1601409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Little Rd, Suite 200A, New Port Richey, FL	34654
(Address of principal executive offices)	(Zip Code)

(727) 375-9375

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZEO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50, subject to adjustment	ZEOWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2025, Zeo Energy Corp. (the “Company”) received a deficiency notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) that the Company was not in compliance with Nasdaq’s continued listing standards (the “Listing Rules”) as set forth in Listing Rule 5250(c)(1) given the Company’s failure to timely file its Quarterly Report on Form 10-Q for the three months ended March 31, 2025 (the “10-Q”), and that this matter serves as an additional basis for delisting the Company’s securities from Nasdaq.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 18, 2025, the Company received a deficiency notice from Nasdaq that the Company was not in compliance with Nasdaq’s Listing Rules as set forth in Listing Rule 5250(c)(1) given the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “10-K”). The Company subsequently filed the 10-K on May 28, 2025.

Under Nasdaq rules, the Company has until Monday, June 16, 2025 to submit a plan to regain compliance with Nasdaq Listing Rules. If Nasdaq accepts the Company’s plan, Nasdaq may grant an exception until October 13, 2025 to regain compliance with the Nasdaq Listing Rules. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or, if accepted, that the Company will be able to regain compliance with Nasdaq’s rules by October 13, 2025.

The Company intends to take the necessary steps to regain compliance with the Nasdaq Listing Rules by filing the 10-Q as soon as practicable.

Item 7.01 Regulation FD Disclosure

On May 29, 2025, Zeo Energy issued a press release announcing the receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information under this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated May 29, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2025	Zeo Energy Corp.

	By:	/s/ Timothy Bridgewater
	Name:	Timothy Bridgewater
	Title:	Chief Executive Officer

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